                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Portfolio of Investments....................   4
     Statement of Assets and Liabilities.........   5
     Statement of Operations.....................   6
     Statement of Changes in Net Assets..........   7
     Financial Highlights........................   8
     Notes to Financial Statements...............  11

    RES SAR 1/97

                            LETTER TO SHAREHOLDERS



                                                    [PHOTO APPEARS HERE]
                                           DENNIS J. MCDONNELL AND DON G. POWELL
January 10, 1997

Dear Shareholder,

  As you may already be aware, an agreement was reached in late June for VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., to be acquired by Morgan Stanley Group Inc. This transaction was completed in Octo-ber.
  The combination of Morgan Stanley's global leadership in investment banking and asset management and Van Kampen American Capital's reputation for competi-tive long-term performance and superior investor services has created a world-class company offering an extensive range of investment opportunities and expertise.
  More importantly, we expect the new ownership arrangement to strengthen our commitment in pursuing excellence in all aspects of our business. And we ex-pect very little change in the way your mutual fund account is maintained and serviced. Similarly, the investment practices and policies of your Fund remain unchanged.

PERFORMANCE SUMMARY

  For the six-month period covered by this report, the performance of the Van Kampen American Capital Reserve Fund has been highly competitive when compared to similar funds in its category. As of November 30, 1996, the Fund's Class A shares generated a seven-day average yield of 4.40 percent and an effective annual yield of 4.50 percent, while generating a six-month total return of
2.20 percent/1/ (Class A shares at net asset value). The average total return for money market funds, as measured by Lipper Analytical Services, was 2.19 percent over the same six-month period.
  The Fund continues to provide daily liquidity at $1.00 per share/2/. In pur-suing the Fund's primary investment objectives--seeking protection of capital and providing a high level of current income--the portfolio management team has maintained a risk-averse approach. Securities issued and/or guaranteed by federal agencies, combined with repurchase agreements collateralized by U.S. government securities, represent approximately 67.7 percent of the Fund's to-tal investments. The balance of the portfolio is invested in high-grade, short-term corporate securities, all of which have been issued an A-1/P-1 short-term rating and a AA long-term rating by both Moody's and Standard & Poor's.
 The portfolio has maintained a relatively short average maturity, ranging be-tween 28 and 40 days during the reporting period, in order to provide flexi-bility should the Federal Reserve Board shift toward a less accommodating monetary policy. As of November 30, it stood at

/1/Total return assumes reinvestment of all distributions for the six-month period ended November 30, 1996.

/2/Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                       1                   Continued on page two

                           [PIE CHART APPEARS HERE]

Portfolio Composition by Investment Type as a Percentage of Total Investments

       as of November 30, 1996                   as of May 31, 1996

Commercial Paper         32.3%         Commercial Paper          37.0%
Repurchase Agreements    19.4%         Repurchase Agreements     14.6%
Agencies                 48.3%         Agencies                  48.4%

36 days. As indicated by the pie chart above, the Fund's holdings in U.S. gov-ernment obligations have been increased slightly, making way for a greater al-location to high-quality corporate issues--a step taken to benefit from the somewhat higher returns available in this sector.

ECONOMIC OVERVIEW

  The Fund's performance is ultimately a function of short-term interest rates. As a result, market participants keep a close eye on the key economic indicators that influence Federal Reserve policy--most notably, economic growth and inflation. Throughout the reporting period, market fluctuations have been driven by signs of economic strength and the accompanying fear of higher inflation. It is widely accepted that a significant increase in infla-tion would likely spur the Fed to increase short-term rates.
  For example, the economy showed signs of accelerated growth during the sec-ond quarter of the calendar year, when real GDP (gross domestic product, ad-justed for inflation) grew at an annualized rate of 4.7 percent, much higher than the 2.0 percent growth rate seen during the year's first quarter. The fear that rapid growth would spark inflation caused the market to sell off. Then, data released in late October indicated that the economy had slowed to a
2.0 percent annual growth rate in the third quarter, sparking a rally in Trea-sury bond prices. The decision by the Fed to leave rates unchanged following their Federal Open Market Committee meetings in September, October, and Novem-ber further settled the markets.
  Over the six-month period ended November 30, 1996, the yields on three-month Treasury bills traded within a range of 5.00 percent to 5.36 percent. In the meantime, investors continue to track key indicators--such as consumer spend-ing, wages, corporate earnings, and employment levels--for clues to the mar-ket's direction.

ECONOMIC OUTLOOK

  While we expect rates of inflation to remain near current levels, the Fed may begin to lean toward greater restraint in its monetary policy in the com-ing months if economic signals indicate significant growth. This suggests an upward bias for short-term interest rates, from which the Fund would seek to benefit. For the near term, we look for the three-month Treasury

                                       2                 Continued on page three
bill to trade between 5.0 percent and 6.0 percent and Fed funds to remain es-sentially unchanged. We anticipate that moderate economic growth will continue into 1997. However, there is a risk that an acceleration in economic growth could occur in the first half of this year.
  As always, we appreciate your continued confidence in your Fund's portfolio management team. We look forward to capitalizing on the combination of the tal-ents and resources of Morgan Stanley and Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell

Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

                            PORTFOLIO OF INVESTMENTS

                         November 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                                       Discount
 Par                                                   Yield on
 Amount                                       Maturity  Date of
 (000)   Security Description                     Date Purchase  Amortized Cost
--------------------------------------------------------------------------------
         U.S. AGENCY OBLIGATIONS 56.1%
 $ 7,000 Federal Home Loan Bank.............  03/17/97    5.420%   $  6,887,234
  56,050 Federal Home Loan Mortgage Corp....  12/02/96    5.700      56,023,376
  10,000 Federal Home Loan Mortgage Corp....  01/03/97    5.270       9,950,228
  11,000 Federal Home Loan Mortgage Corp....  01/07/97    5.240      10,939,158
  16,000 Federal Home Loan Mortgage Corp....  02/10/97    5.235      15,832,480
   5,000 Federal Home Loan Mortgage Corp....  02/21/97    5.235       4,939,652
  10,000 Federal National Mortgage Assn.....  12/10/96    5.290       9,985,305
  10,000 Federal National Mortgage Assn.....  01/03/97    5.220       9,950,700
   7,000 Federal National Mortgage Assn.....  01/17/97    5.280       6,950,720
   5,000 Federal National Mortgage Assn.....  01/23/97    5.220       4,960,850
  10,000 Federal National Mortgage Assn.....  02/04/97    5.300       9,902,833
   5,000 Federal National Mortgage Assn.....  02/10/97    5.230       4,947,700
   7,000 Federal National Mortgage Assn.....  02/18/97    5.310       6,917,400
   7,000 Federal National Mortgage Assn.....  03/06/97    5.480       6,897,707
  20,000 Federal National Mortgage Assn.....  03/27/97    5.280      19,655,825
   5,000 Federal National Mortgage Assn.....  04/07/97    5.300       4,905,778
  10,000 Federal National Mortgage Assn.....  04/21/97    5.250       9,792,917
                                                                   ------------
         TOTAL U.S. AGENCY OBLIGATIONS.........................     199,439,863
                                                                   ------------
         COMMERCIAL PAPER 37.5%
  26,000 Associates Corp. of North America..  12/02/96    5.280      25,992,373
  19,000 Chevron Oil Finance Co.............  12/06/96    5.270      18,983,312
  24,000 General Electric Capital Corp......  01/13/97    5.380      23,842,187
  19,000 General Electric Co................  01/21/97    5.300      18,854,544
  26,000 MetLife Funding Inc................  12/09/96    5.230      25,966,005
  20,000 Toronto Dominion Holdings..........  01/13/97    5.260      19,871,422
                                                                   ------------
         TOTAL COMMERCIAL PAPER................................     133,509,843
                                                                   ------------
         REPURCHASE AGREEMENTS 22.4%
         BankAmerica Securities ($79,860,000 par
         collateralized by U.S. Government obligations in a
         pooled cash account, dated 11/27/96, to be sold on
         12/02/96 at $79,919,993)..............................      79,860,000
 TOTAL INVESTMENTS 116.0% (A)..................................     412,809,706
 LIABILITIES IN EXCESS OF OTHER ASSETS (16.0%).................     (57,022,554)
                                                                   ------------
 NET ASSETS 100.0%.............................................    $355,787,152
                                                                   ------------

(a) At November 30, 1996, cost is identical for both book and federal income tax purposes.

                                       4       See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         November 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market (Note
1)..............................................................  $332,949,706
Repurchase Agreements, at Amortized Cost........................    79,860,000
Cash............................................................       130,118
Receivables:
 Fund Shares Sold...............................................     1,065,486
 Interest.......................................................        35,996
Other...........................................................        43,559
                                                                  ------------
 Total Assets...................................................   414,084,865
                                                                  ------------
LIABILITIES:
Payables:
 Fund Shares Repurchased........................................    57,652,735
 Distributor and Affiliates (Notes 2 and 4).....................       200,635
 Investment Advisory Fee (Note 2)...............................       156,454
Accrued Expenses................................................       182,936
Deferred Compensation and Retirement Plans (Note 2).............       104,953
                                                                  ------------
 Total Liabilities..............................................    58,297,713
                                                                  ------------
NET ASSETS......................................................  $355,787,152
                                                                  ------------
NET ASSETS CONSIST OF:
Capital (Note 3)................................................  $355,876,718
Accumulated Distributions in Excess of Net Investment Income....       (16,430)
Accumulated Net Realized Loss on Securities.....................       (73,136)
                                                                  ------------
NET ASSETS......................................................  $355,787,152
                                                                  ------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value, offering price and redemption price per share
 (Based on net assets of $302,926,543 and 303,009,952 shares of
 beneficial interest issued and outstanding)....................  $       1.00
                                                                  ------------
 Class B Shares:
 Net asset value and offering price share (Based on net assets of $46,295,317 and 46,295,086 shares of beneficial interest
 issued and outstanding)........................................  $       1.00
                                                                  ------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $6,565,292 and 6,565,294 shares of beneficial
 interest issued and outstanding)...............................  $       1.00
                                                                  ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended November 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..........................................................  $13,916,042
                                                                    -----------
EXPENSES:
Investment Advisory Fee (Note 2)..................................    1,088,975
Shareholder Services (Note 2).....................................      959,750
Distribution (12b-1) and Service Fees (Allocated to Classes A, B
 and C of $311,646, $401,222 and $46,976, respectively) (Note 4)..      759,844
Legal (Note 2)....................................................       21,030
Trustees Fees and Expenses (Note 2)...............................       18,290
Other.............................................................      381,518
                                                                    -----------
 Total Expenses...................................................    3,229,407
 Less Expenses Reimbursed (Note 2)................................        9,000
                                                                    -----------
 Net Expenses.....................................................    3,220,407
                                                                    -----------
NET INVESTMENT INCOME.............................................  $10,695,635
                                                                    -----------
NET REALIZED LOSS ON SECURITIES...................................  $    (1,097)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $10,694,538
                                                                    -----------

                                       6       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended November 30, 1996 and
                    the Year Ended May 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                               Six Months Ended      Year Ended
                                              November 30, 1996    May 31, 1996
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................     $   10,695,635  $   19,032,684
Net Realized Loss on Securities.............             (1,097)              0
                                                 --------------  --------------
Change in Net Assets from Operations........         10,694,538      19,032,684
                                                 --------------  --------------
Distributions from Net Investment Income:
 Class A Shares.............................         (8,960,038)    (17,616,820)
 Class B Shares.............................         (1,596,793)     (1,250,566)
 Class C Shares.............................           (185,252)       (188,995)
                                                 --------------  --------------
 Total Distributions........................        (10,742,083)    (19,056,381)
                                                 --------------  --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES..................................            (47,545)        (23,697)
                                                 --------------  --------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold:
 Class A Shares.............................      3,260,816,879   5,916,701,540
 Class B Shares.............................        222,927,100     402,157,689
 Class C Shares.............................         67,577,478      99,265,824
                                                 --------------  --------------
                                                  3,551,321,457   6,418,125,053
                                                 --------------  --------------
Value Received for Shares Issued in Business
Combination (Note 5):
 Class A Shares.............................                --       20,714,880
 Class B Shares.............................                --        5,651,573
 Class C Shares.............................                --              --
                                                 --------------  --------------
                                                            --       26,366,453
                                                 --------------  --------------
Net Asset Value of Shares Issued Through
Dividend Reinvestment:
 Class A Shares.............................          8,960,038      17,616,820
 Class B Shares.............................          1,596,793       1,250,566
 Class C Shares.............................            185,252         188,995
                                                 --------------  --------------
                                                     10,742,083      19,056,381
                                                 --------------  --------------
Cost of Shares Repurchased:
 Class A Shares.............................     (3,407,111,388) (5,834,380,999)
 Class B Shares.............................       (259,698,486)   (331,779,955)
 Class C Shares.............................        (70,908,222)    (90,332,522)
                                                 --------------  --------------
                                                 (3,737,718,096) (6,256,493,476)
                                                 --------------  --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS................................       (175,654,556)    207,054,411
                                                 --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....       (175,702,101)    207,030,714
NET ASSETS:
Beginning of the Period.....................        531,489,253     324,458,539
                                                 --------------  --------------
End of the Period (Including undistributed
 net investment income of ($16,430) and
 $11,822, respectively).....................     $  355,787,152  $  531,489,253
                                                 --------------  --------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                      Year Ended May 31
                               Six Months Ended  ------------------------------
Class A Shares                November 30, 1996   1996    1995    1994    1993
--------------------------------------------------------------------------------
Net Asset Value, Beginning
of the Period...............              $1.00   $1.00   $1.00   $1.00   $1.00
                                         ------  ------  ------  ------  ------
Net Investment Income.......               .022   .0465   .0434   .0229   .0244
Less Distributions from Net
Investment Income...........              (.022) (.0465) (.0434) (.0229) (.0244)
                                         ------  ------  ------  ------  ------
Net Asset Value, End of the
Period......................              $1.00   $1.00   $1.00   $1.00   $1.00
                                         ------  ------  ------  ------  ------
Total Return................              2.20%*  4.75%   4.43%   2.32%   2.44%
Net Assets at End of the
Period (in millions)........             $302.9  $440.3  $319.7  $463.8  $279.3
Ratio of Expenses to Average
Net Assets**................              1.11%   1.07%   1.00%   1.03%   1.09%
Ratio of Net Investment
 Income to Average Net
 Assets**...................              4.28%   4.62%   4.28%   2.36%   2.44%

 *Non-Annualized.
**The impact on the Ratios of Expenses and Net Investment Income to Average Net
 Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                       8       See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                                April 18, 1995
                                                                 (Commencement
                           Six Months Ended    Year Ended  of Distribution) to
Class B Shares            November 30, 1996  May 31, 1996         May 31, 1995
-------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period..             $1.00         $1.00                $1.00
                                      -----        ------               ------
Net Investment Income....              .018         .0388                .0047
Less Distributions from
Net Investment Income....             (.018)       (.0388)              (.0047)
                                      -----        ------               ------
Net Asset Value, End of
the Period...............             $1.00         $1.00                $1.00
                                      -----        ------               ------
Total Return (a).........             1.81%*        3.95%                 .47%*
Net Assets at End of the
Period (In millions).....             $46.3         $81.5                 $4.2
Ratio of Expenses to
Average Net Assets**.....             1.84%         1.86%                1.76%
Ratio of Net Investment
  Income to Average Net
  Assets**...............             3.59%         3.75%                3.52%

*Non-Annualized
**The impact on the Ratios of Expenses and Net Investment Income to Average Net
  Assets due to VKAC reimbursement of expenses was less than 0.01%.
(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                                April 18, 1995
                                                                 (Commencement
                           Six Months Ended    Year Ended  of Distribution) to
Class C Shares            November 30, 1996  May 31, 1996         May 31, 1995
-------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period..             $1.00         $1.00                $1.00
                                      -----        ------               ------
Net Investment Income....              .018         .0387                .0049
Less Distributions from
Net Investment Income....             (.018)       (.0387)              (.0049)
                                      -----        ------               ------
Net Asset Value, End of
the Period...............             $1.00         $1.00                $1.00
                                      -----        ------               ------
Total Return (a).........             1.80%*        3.94%                 .49%*
Net Assets at End of the
Period (In millions).....              $6.6          $9.7                 $0.6
Ratio of Expenses to
Average Net Assets**.....             1.85%         1.87%                1.76%
Ratio of Net Investment
 Income to Average Net
 Assets**................             3.55%         3.81%                3.52%

*Non-Annualized
**The impact on the Ratios of Expenses and Net Investment Income to Average Net
  Assets due to VKAC reimbursement of expenses was less than 0.01%.
(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         November 30, 1996 (unaudited)

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Reserve Fund (the "Fund") is organized as a Dela-ware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C shares commenced on April 18, 1995.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments are valued at amortized cost, which approxi-mates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capi-tal gains. At May 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $72,016. Of this amount, $9,915 will expire in May, 1997 and $62,101 will expire between May 31, 1998 and May 31, 2004.

                         November 30, 1996 (Unaudited)

-------------------------------------------------------------------------------

D. DISTRIBUTION OF INCOME AND GAINS-The Fund declares dividends from net in-vestment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.
  The Fund distributes tax basis earnings in accordance with the minimum dis-tribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. This may result in distributions in excess of net investment income for financial reporting purposes.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Ameri-can Capital Asset Management, Inc. (the "Adviser") will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $150 million..................................................  .50 of 1%
Next $100 million...................................................  .45 of 1%
Next $100 million...................................................  .40 of 1%
Over $350 million...................................................  .35 of 1%

  The Adviser has agreed to reimburse the Fund for certain trustees' compensa-tion in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement is expected to continue through December 31, 1996.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the six months ended November 30, 1996, the Fund recognized expenses of approximately $50,800 representing Van Kampen American Capital Distributors, Inc.'s, or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 1996, the Fund recognized expenses of approximately $957,200, representing ACCESS' cost of providing transfer agency and share-holder services plus a profit.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
  At November 30, 1996, VKAC owned 108,574 Class A Shares of the Fund.

                         November 30, 1996 (Unaudited)

-------------------------------------------------------------------------------
3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C. There are an unlimited number of shares of each class with a par value of $0.01 per share.

  Transactions in shares and ending capital were as follows:

                                               SIX MONTHS ENDED YEAR ENDED MAY
                                              NOVEMBER 30, 1996       31, 1996
-------------------------------------------------------------------------------
Shares Sold:
 Class A....................................    3,260,816,879    5,916,698,879
 Class B....................................      222,927,100      402,157,689
 Class C....................................       67,577,478       99,265,826
                                               --------------   --------------
Total Sold..................................    3,551,321,457    6,418,122,394
                                               --------------   --------------
Shares Issued in Business Combination (Note
  5)
 Class A....................................              --        20,714,880
 Class B....................................              --         5,651,573
 Class C....................................              --               --
                                               --------------   --------------
Total Business Combination..................              --        26,366,453
                                               --------------   --------------
Shares Issued Through Dividend Reinvestment:
 Class A....................................        8,960,038       17,616,820
 Class B....................................        1,596,793        1,250,566
 Class C....................................          185,252          188,995
                                               --------------   --------------
Total Dividend Reinvestment.................       10,742,083       19,056,381
                                               --------------   --------------
Shares Repurchased:
 Class A....................................   (3,407,111,388)  (5,834,380,999)
 Class B....................................     (259,698,486)    (331,779,955)
 Class C....................................      (70,908,222)     (90,332,522)
                                               --------------   --------------
Total Repurchased...........................   (3,737,718,096)  (6,256,493,476)
                                               --------------   --------------
Capital:
 Class A....................................   $  303,004,799   $  440,339,270
 Class B....................................       46,306,625       81,481,218
 Class C....................................        6,565,294        9,710,786
                                               --------------   --------------
Total Capital...............................   $  355,876,718   $  531,531,274
                                               --------------   --------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                         November 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  4.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

  For the six months ended November 30, 1996, VKAC, as Distributor for the Fund, received commissions on CDSC from redeemed shares of approximately $188,100. Sales charges do not represent expenses of the Fund.

4. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12B-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .15% of average daily net assets of Class A shares and .90% each of Class B and Class C shares are accrued daily. Included in these fees for the six months ended November 30, 1996, are payments to VKAC of approximately $402,000.

5. BUSINESS COMBINATION
On September 22, 1995, the Fund acquired the net assets of Van Kampen American Capital Money Market Fund ("VKMM") pursuant to plan of reorganization approved by VKMM shareholders on September 21, 1995. The acquisition resulted in a tax-free exchange of 26,366,453 shares of the Fund for the 26,366,453 shares of VKMM outstanding on September 22, 1995. VKMM's net assets at that date were $26,366,453; the Fund's net assets were $422,227,929. After the acquisition, the combined net assets of the Fund were $448,594,382.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                   VAN KAMPEN AMERICAN CAPITAL RESERVE FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
LINDA HUTTON HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
DONALD C. MILLER - Co-Chairman
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO - Co-Chairman
WAYNE W. WHALEN*
WILLIAM S. WOODSIDE

OFFICERS
DENNIS J. MCDONNELL*
 President
RONALD A. NYBERG*
 Vice President and Secretary
EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer
CURTIS W. MORELL*
 Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
 Treasurer
TANYA M. LODEN*
 Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
 Vice Presidents
INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT
ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

                                    *"Interested" persons of the Fund, as de-fined in the
                                    Investment Company Act of 1940.

                                    (C)Van Kampen American Capital Distribu-tors, Inc., 1997
                                     All rights reserved.

                                    SMdenotes a service mark of
                                     Van Kampen American Capital Distributors,
                                     Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         RESULTS OF SHAREHOLDER VOTES

  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as indepen-dent public accountants. With regard to the approval of a new investment advi-sory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 248,643,827 shares voted for the proposal, 7,488,833 shares voted against and 23,088,002 shares abstained. With regard to the approval of cer-tain changes to the Fund's fundamental investment policies with respect to in-vestment in other investment companies, 234,348,661 shares voted for the proposal, 9,471,740 shares voted against and 24,734,773 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public ac-countants for the Fund, 253,402,175 shares voted for the proposal, 3,922,006 shares voted against and 21,896,481 shares abstained.